Offerings - Offering: 1	Feb. 26, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.250% Notes due 2032
Amount Registered	940,950,000
Proposed Maximum Offering Price per Unit	0.99422
Maximum Aggregate Offering Price	$ 935,511,309
Fee Rate	0.01531%
Amount of Registration Fee	$ 143,226.79
Offering Note
(1)
The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. The filing fee is calculated and is being paid pursuant to Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, based on the maximum aggregate offering price of the securities.

(2)
The amount registered, maximum aggregate offering price and registration fee have been calculated by converting the amount registered from Euros to U.S. Dollars based upon the Euro to U.S. Dollar exchange rate of €1.00 = $1.0455, as announced by the U.S. Federal Reserve Bank on February 21, 2025.